AMENDMENT NO. 4 TO LEASE

This Amendment No. 4 to Lease (this "Amendment No. 4 to Lease"), dated as of January 22, 2009, is made between THE CONNELL COMPANY, a New Jersey corporation ("Landlord"), and GENTA INCORPORATED, a Delaware corporation ("Tenant").

WHEREAS, Landlord and Tenant entered into the Lease dated as of June 28, 2000, which was amended by Amendment No. 1 to Lease dated as of June 19, 2002, Amendment No. 2 to Lease dated as of February 25, 2003, the letter agreement dated April 15, 2008, and Amendment No. 3 to Lease and Partial Termination Agreement dated as of May 27, 2008 (as amended, the "Lease"; capitalized terms used herein and not otherwise defined having the meaning assigned thereto in the Lease) pursuant to which Tenant is leasing the Demised Premises in the Building from Landlord;

WHEREAS, pursuant to Section 1.04 of the Lease Tenant is required to pay Landlord $1,978,593.98 no later than July 1, 2009, and the parties desire to extend the date by which Tenant is required to pay Landlord such amount and have Tenant pay certain additional amounts to Landlord; and

WHEREAS, Landlord and Tenant desire to amend the Lease to reflect the foregoing;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to Lease.

The parties agree that Section 1.04 of the Lease is amended by deleting clause (b) of such Section 1.04 and inserting in its place the following:

> (b) Tenant shall also pay Landlord the following amounts: (i) $29,678.91 on October 1, 2009, (ii) $29,678.91 on January 1, 2010, (iii) $29,678.91 on April 1, 2010, (iv) $29,678.91 on July 1, 2010, (v) $29,678.91 on October 1, 2010, and (vi) $2,008,272.89 on January 1, 2011. The parties agree that, with respect to each of the amounts set forth in clauses (i), (ii), (iii), (iv) and (v) above, Tenant shall be permitted an additional nine (9) days (from the date specified above in the applicable clause) to make such payment to Landlord, provided that for each such additional day Tenant takes to pay Landlord such amount, Tenant must also pay Landlord (at the time Tenant makes the applicable $29,678.91 payment) an additional $325.00 per day. For purposes of emphasis, it is understood that Tenant's obligations to pay Landlord the amounts described in this clause (b) shall survive the expiration or termination of this Lease.

SECTION 2. MISCELLANEOUS.

This Amendment No. 4 to Lease shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to the conflict of rules thereof). Any and all notices, requests, certificates and other documents executed and delivered concurrently with or after the delivery of this Amendment No. 4 to Lease may refer to the Lease without making specific reference to this Amendment No. 4 to Lease, but nevertheless all such references shall be deemed to include this Amendment No. 4 to Lease unless the context shall otherwise require.

The Lease shall remain in full force and effect in accordance with its terms as modified and amended by this Amendment No. 4 to Lease, and is in all respects ratified, confirmed and approved by the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to Lease to be duly executed as of the day and year first above written.

THE CONNELL COMPANY

By: ______________________

Name: Diane Connell

Title: Executive Vice President

WITNESS: ______________________

GENTA INCORPORATED

By: ______________________

Name: W. Lloyd Sanders

Title: SVP, COO.

WITNESS: Bonnie L. Burbridge

STATE OF New Jersey)
) SS.:
COUNTY OF Union)

On this 28th day of January, 2009, before me personally appeared W. Lloyd Sanders to me known, who, being by me duly sworn, did depose and say that (s)he is the SVP, COO of GENTA INCORPORATED., the corporation described in and which executed the foregoing Amendment No. 4 to Lease; that (s)he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by authorization of the board of directors of said corporation, and that (s)he signed his name thereto by like authorization.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
Commission expires: 11/3/2012

(Notarial Seal)

STATE OF NEW JERSEY)
) SS.:
COUNTY OF UNION)

On this 29th day of January, 2009, before me personally appeared Donna Connell to me known, who, being by me duly sworn, did depose and say that (s)he is the Executive Vice President of THE CONNELL COMPANY, the corporation described in and which executed the foregoing Amendment No. 4 to Lease; that (s)he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by authorization of the board of directors of said corporation, and that (s)he signed his name thereto by like authorization.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

(Notarial Seal)

KAREN DERIDDER
NOTARY PUBLIC OF NEW JERSEY
REGISTERED IN HUNTERDON COUNTY
My Commission Expires September 30, 2012